EXHIBIT 21.1

Subsidiary	Jurisdiction Of Incorporation
American Management Services Central LLC	United States
American Management Services Northwest LLC	United States
American Management Services West LLC	United States
AMS Central-Illinois LLC	United States
AMS RE Services LLC	United States
Bre Otay, LLC	United States
Burbage Realty Partners Ltd	United Kingdom
C & W (U.K.) LLP	United Kingdom
C&W Administración, S. de R.L. de C.V.	Mexico
C&W Facility Services (Aust) Receivables Pty Ltd	Australia
C&W Facility Services Canada Inc.	Canada
C&W Facility Services Inc.	United States
C&W Facility Services Receivables LLC	United States
C&W Government Services Inc.	United States
C&W Management Services LLP	United Kingdom
C&W Mantenimiento, S. de R.L. de C.V.	Mexico
C&W Operacion de Servicios, S. de R.L. de C.V.	Mexico
C&W Operacion Inmobiliaria, S. de R.L. de C.V.	Mexico
C&W Secure Services Inc.	United States
C&W Services (S) Pte. Ltd.	Singapore
C&W Services Operations Pte. Ltd.	Singapore
C&W Services Township Pte. Ltd.	Singapore
C&W-Japan G.K.	Japan
Casper UK Bidco Limited	United Kingdom
Cassidy Turley Northern California, Inc.	United States
Cogest Retail d.o.o	Croatia
Colvill Office Properties, LLC	United States
Commerce CRG Utah, LLC	United States
Cresa Partners of Los Angeles, Inc.	United States
Cushman & Wakefield - Chile Negocios Inmobiliarios Limitada	Chile
Cushman & Wakefield International Property Advisers (Chongqing) Co., Ltd.	China
Cushman & Wakefield - Servicos Gerais Ltda	Brazil
Cushman & Wakefield - Sociedade de Mediacao Imobilaria, Lda	Portugal
Cushman & Wakefield (China) Limited	Hong Kong
Cushman & Wakefield (EMEA) Limited	United Kingdom
Cushman & Wakefield (HK) Limited	Hong Kong
Cushman & Wakefield (Qatar) Holdings Pty Ltd	Australia
Cushman & Wakefield (S) Pte Ltd	Singapore
Cushman & Wakefield (U.K.) Ltd.	United Kingdom
Cushman & Wakefield (U.K.) Services Ltd.	United Kingdom
Cushman & Wakefield (Valuations) Pty Ltd	Australia
Cushman & Wakefield (VIC) Pty Ltd	Australia
Cushman & Wakefield (Vietnam) Limited	Viet Nam
Cushman & Wakefield (Warwick Court) Limited	United Kingdom
Cushman & Wakefield acht+ GmbH	Germany
Cushman & Wakefield Advisory (Australia) Pty Ltd	Australia
Cushman & Wakefield Agency (ACT) Pty Ltd	Australia
Cushman & Wakefield Agency (NSW) Pty Ltd	Australia
Cushman & Wakefield Agency (QLD) Pty Ltd	Australia
Cushman & Wakefield Agency (SA) Pty Ltd	Australia
Cushman & Wakefield Agency (VIC) Pty Ltd	Australia
Cushman & Wakefield Argentina S.R.L.	Argentina
Cushman & Wakefield AS Italy S.R.L.	Italy
Cushman & Wakefield Asia Pacific Limited	Hong Kong
Cushman & Wakefield Asset Management K.K.	Japan

Subsidiary	Jurisdiction Of Incorporation
Cushman & Wakefield Asset Management Pty Ltd	Australia
Cushman & Wakefield Asset Services ULC	Canada
Cushman and Wakefield Bahrain W.L.L.	Bahrain
Cushman & Wakefield Beijing Real Estate and Assets Appraisal Company Limited	China
Cushman & Wakefield Belgium NV	Belgium
Cushman & Wakefield Belux Group NV	Belgium
Cushman & Wakefield BVI Holdco, LLC	United States
Cushman & Wakefield Capital Advisory (Australia) Pty Ltd	Australia
Cushman & Wakefield Capital Advisory Limited	Hong Kong
Cushman & Wakefield Capital Services, LLC	United States
Cushman & Wakefield Capital ULC	Canada
Cushman & Wakefield Colombia S.A.S.	Colombia
Cushman & Wakefield Commercial (Northern Ireland) Limited	Ireland
Cushman & Wakefield Commercial Ireland Limited	Ireland
Cushman & Wakefield Construction G.K.	Japan
Cushman & Wakefield Consulting (Beijing) Co., Ltd.	China
Cushman & Wakefield Consulting Brussels NV	Belgium
Cushman & Wakefield Consultoria Imobiliaria Ltda	Brazil
Cushman & Wakefield Consultoria Imobiliaria, Unipessoal, Lda.	Portugal
Cushman & Wakefield Corporate Finance (HK) Limited	Hong Kong
Cushman & Wakefield Costa Rica, Limitada	Costa Rica
Cushman & Wakefield de Mexico, S. de R.L. de C.V.	Mexico
Cushman & Wakefield Debenham Tie Leung Limited	United Kingdom
Cushman & Wakefield Decoration Engineering (Beijing) Co., Ltd.	China
Cushman & Wakefield Design & Build Belgium BV	Belgium
Cushman & Wakefield Design & Build Czech Republic, s.r.o.	Czech Republic
Cushman & Wakefield Design & Build France SAS	France
Cushman & Wakefield Design & Build Germany GmbH	Germany
Cushman & Wakefield Design & Build Hungary Korlátolt Felelősségű Társaság	Hungary
Cushman & Wakefield Design & Build Italy S.r.l.	Italy
Cushman & Wakefield Design & Build Luxembourg S.A.R.L	Luxembourg
Cushman & Wakefield Design & Build Netherlands B.V.	Netherlands
Cushman & Wakefield Design & Build Poland Spolka Z Ograniczona Odpowiedzialnoscia	Poland
Cushman & Wakefield Design & Build Spain, S.L.	Spain
Cushman & Wakefield Design & Build UK Limited	United Kingdom
Cushman & Wakefield Design & Build, Unipessoal Lda	Portugal
Cushman & Wakefield Facilities Management (Greece) Monoprosopi EPE	Greece
Cushman & Wakefield Facilities Management AB	Sweden
Cushman & Wakefield Facilities Management BV	Belgium
Cushman & Wakefield Facilities Management France S.a.r.l.	France
Cushman & Wakefield Facilities Management Ireland Limited	Ireland
Cushman & Wakefield Facilities Management Limited	United Kingdom
Cushman & Wakefield Facilities Management Trading Limited	United Kingdom
Cushman & Wakefield Facilities Services (Aust) Pty Ltd	Australia
Cushman & Wakefield Facility Management Services	Canada
Cushman & Wakefield Fiduciary, Inc.	United States
Cushman & Wakefield FM Services Pty Ltd	Australia
Cushman & Wakefield France SAS	France
Cushman & Wakefield Germany GmbH	Germany
Cushman & Wakefield Global Services, Inc.	United States
Cushman & Wakefield Global, Inc.	United States
Cushman & Wakefield GmbH	Germany
Cushman & Wakefield India Private Limited	India
Cushman & Wakefield Indonesia Holdings Pte Ltd.	Singapore
Cushman & Wakefield Insurance Services Limited	United Kingdom
Cushman & Wakefield International Finance Subsidiary, LLC	United States

Subsidiary	Jurisdiction Of Incorporation
Cushman & Wakefield International Limited	United Kingdom
Cushman & Wakefield International Property Advisers (Chengdu) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Dalian) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (GuangZhou) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Shanghai) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Shenzhen) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Tianjin) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Wuhan) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Zhengzhou) Co., Ltd.	China
Cushman & Wakefield International, LLC	United States
Cushman & Wakefield Investment Advisors K.K.	Japan
Cushman & Wakefield Ireland Holdings Limited	Ireland
Cushman & Wakefield Japan Holdco 2, LLC	United States
Cushman & Wakefield Japan Holdco, LLC	United States
Cushman & Wakefield K.K.	Japan
Cushman & Wakefield Korea Ltd.	Korea
Cushman & Wakefield Korea Partners Co., Ltd.	Korea
Cushman & Wakefield Korea Real Estate Brokerage Ltd	Korea
Cushman & Wakefield Limited	Hong Kong
Cushman & Wakefield Luxembourg Holdings, LLC	United States
Cushman & Wakefield Luxembourg S.à.r.l.	Luxembourg
Cushman & Wakefield Malaysia Sdn Bhd	Malaysia
Cushman & Wakefield Mexico Holdco 2, LLC	United States
Cushman & Wakefield Mexico Holdco, LLC	United States
Cushman & Wakefield Negocios Imobiliarios Ltda	Brazil
Cushman & Wakefield Nemzetközi Ingatlan Tanácsadó Kft	Hungary
Cushman & Wakefield Netherlands B.V.	Netherlands
Cushman & Wakefield Netherlands Holdco B.V.	Netherlands
Cushman & Wakefield Netherlands Oldco B.V.	Netherlands
Cushman & Wakefield New Zealand Limited	New Zealand
Cushman & Wakefield of Arizona, Inc.	United States
Cushman & Wakefield of Asia Holdco Limited	United Kingdom
Cushman & Wakefield of Asia, Inc.	United States
Cushman & Wakefield of California, Inc.	United States
Cushman & Wakefield of Colorado, Inc.	United States
Cushman & Wakefield of Connecticut, Inc.	United States
Cushman & Wakefield of Delaware, Inc.	United States
Cushman & Wakefield of Florida, LLC	United States
Cushman & Wakefield of Georgia, LLC	United States
Cushman & Wakefield of Illinois, Inc.	United States
Cushman & Wakefield of Long Island, Inc.	United States
Cushman & Wakefield of Maryland, LLC	United States
Cushman & Wakefield of Massachusetts, LLC	United States
Cushman & Wakefield of Minnesota, Inc.	United States
Cushman & Wakefield of Nevada, Inc.	United States
Cushman & Wakefield of New Hampshire, Inc.	United States
Cushman & Wakefield of New Jersey, LLC	United States
Cushman & Wakefield of North America, Inc.	United States
Cushman & Wakefield of North Carolina, Inc.	United States
Cushman & Wakefield of Ohio, Inc.	United States
Cushman & Wakefield of Oregon, Inc.	United States
Cushman & Wakefield of Pennsylvania, LLC	United States
Cushman & Wakefield of San Diego, Inc.	United States
Cushman & Wakefield of Texas, Inc.	United States
Cushman & Wakefield of the Americas, Inc.	United States
Cushman & Wakefield of Virginia, LLC	United States

Subsidiary	Jurisdiction Of Incorporation
Cushman & Wakefield of Washington, D.C., Inc.	United States
Cushman & Wakefield of Washington, Inc.	United States
Cushman & Wakefield Pacific Holdings Limited	British Virgin Islands
Cushman & Wakefield Participaties B.V.	Netherlands
Cushman & Wakefield Pension Trustee Limited	United Kingdom
Cushman & Wakefield Peru S.A.	Peru
Cushman & Wakefield Philippines Inc.	Philippines
Cushman & Wakefield Polska SP Z.O.O.	Poland
Cushman & Wakefield Polska Trading SP Z.O.O.	Poland
Cushman & Wakefield Produtos Para Manutenção Predial Ltda	Brazil
Cushman & Wakefield Project Services Aust Pty Ltd	Australia
Cushman & Wakefield Project Services Limited	Hong Kong
Cushman & Wakefield Property (WA) Pty Ltd	Australia
Cushman & Wakefield Property Management Services India Private Limited	India
Cushman & Wakefield Property Solutions B.V.	Netherlands
Cushman & Wakefield Pty Ltd	Australia
Cushman & Wakefield RE Consultants Spain, S.L.	Spain
Cushman & Wakefield Real Estate Appraiser Office	Taiwan (Province of China)
Cushman & Wakefield Real Estate Services (ACT) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (NSW) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (NT) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (QLD) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (SA) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (TAS) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (VIC) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (WA) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services LLC	United States
Cushman & Wakefield Realty of Brooklyn, LLC	United States
Cushman & Wakefield Realty of Manhattan, LLC	United States
Cushman & Wakefield Realty of New Jersey, LLC	United States
Cushman & Wakefield Realty of Queens, LLC	United States
Cushman & Wakefield Realty of the Bronx, LLC	United States
Cushman & Wakefield Regional, Inc.	United States
Cushman & Wakefield Saudi Arabia Ltd	Saudi Arabia
Cushman & Wakefield Securities, Inc.	United States
Cushman & Wakefield Services (Thailand) Co., Ltd.	Thailand
Cushman & Wakefield Servicios, S. de R.L. de C.V.	Mexico
Cushman & Wakefield Shenzhen Valuation Co., Ltd.	China
Cushman & Wakefield Singapore Holdings Pte Limited	Singapore
Cushman & Wakefield Site Services Limited	United Kingdom
Cushman & Wakefield Slovensko s.r.o.	Slovakia
Cushman & Wakefield Spain Limited	United Kingdom
Cushman & Wakefield Structured Finance ULC	Canada
Cushman & Wakefield Sweden AB	Sweden
Cushman & Wakefield Trading B.V.	Netherlands
Cushman & Wakefield U.S. Borrower, LLC	United States
Cushman & Wakefield U.S., Inc.	United States
Cushman & Wakefield UK EUR Holdco Limited	United Kingdom
Cushman & Wakefield UK Finco 2 Limited	United Kingdom
Cushman & Wakefield UK Finco CAD Limited	United Kingdom
Cushman & Wakefield UK Finco USD Limited	United Kingdom
Cushman & Wakefield UK Holdco (Canada) Limited	United Kingdom
Cushman & Wakefield UK Holdco (India) Limited	United Kingdom
Cushman & Wakefield UK Holdco (Singapore) Limited	United Kingdom
Cushman & Wakefield UK Holdco 2 (Canada) Limited	United Kingdom
Cushman & Wakefield ULC	Canada

Subsidiary	Jurisdiction Of Incorporation
Cushman & Wakefield V.O.F.	Netherlands
Cushman & Wakefield Valuation Advisory Services (HK) Limited	Hong Kong
Cushman & Wakefield Valuation France SA	France
Cushman & Wakefield Ventures, LLC	United States
Cushman & Wakefield VHS Pte Ltd	Singapore
Cushman & Wakefield Western, Inc.	United States
Cushman & Wakefield Winssinger Tie Leung NV	Belgium
Cushman & Wakefield Zarzadzanie SP Z.O.O.	Poland
Cushman & Wakefield, Inc.	United States
Cushman & Wakefield, S. de R.L. de C.V.	Mexico
Cushman & Wakefield, s.r.o.	Czech Republic
DTZ (Northern Ireland) Limited	United Kingdom
DTZ Americas, Inc.	United States
DTZ Asia Pte. Ltd.	Singapore
DTZ Aus Bidco Pty Ltd	Australia
DTZ Aus Holdco Pty Ltd	Australia
DTZ Australia Pty Ltd	Australia
DTZ Deutschland Holding GmbH	Germany
DTZ Europe Limited	United Kingdom
DTZ HR Services Pty Ltd	Australia
DTZ India Limited	United Kingdom
DTZ Investment Holdings LP	United Kingdom
DTZ Investment Management Limited	United Kingdom
DTZ Investments Pte. Ltd.	Singapore
DTZ Investors (Holdings) Limited	United Kingdom
DTZ Investors France	France
DTZ Investors REIM	France
DTZ Investors UK Limited	United Kingdom
DTZ Management Services Limited	United Kingdom
DTZ Parent, LLC	United States
DTZ UK Bidco 2 Limited	United Kingdom
DTZ UK Guarantor Limited	United Kingdom
DTZ UK Holdco Limited	United Kingdom
DTZ US Holdings, LLC	United States
DTZ Winssinger Tie Leung (Luxembourg) SA	Luxembourg
DTZ Worldwide Limited	United Kingdom
DTZ Zadelhoff Property Services B.V.	Netherlands
DTZ Zadelhoff V.O.F.	Netherlands
DTZI Co-Investment France SAS	France
DTZI Co-Investment GP Limited	United Kingdom
DTZI Co-Investment Holdings Limited	United Kingdom
DTZI Co-Investment II L.P.	United Kingdom
DTZI Co-Investment L.P.	United Kingdom
DTZI Participation II L.P.	United Kingdom
DTZI Scots GP Limited	United Kingdom
Equis (India) Real Estate Private Limited	India
Esmaco Valuers & Property Agents Pte Ltd	Singapore
Grant Street Associates, Inc.	United States
GRASTON INVESTMENT SA	Uruguay
HWS Hire Pty Ltd	Australia
NeMaSe BV	Netherlands
Nottingham Indemnity, Inc.	United States
Nuvama and Cushman & Wakefield Management Private Limited	India
Paccom Realty Advisors, Inc.	United States
PCL Management LLC	United States
PCL Union, LLC	United States

Subsidiary	Jurisdiction Of Incorporation
Pinnacle California Corp.	United States
Pinnacle City Living, LLC	United States
Pinnacle Northeast Union LLC	United States
Pinnacle Property Management Services Northeast LLC	United States
Pinnacle Property Management Services, LLC	United States
Pinnacle Real Estate Partners, LLC	United States
PPMS Canada Holding Corp.	Canada
Premas Valuers & Property Consultants Pte. Ltd.	Singapore
PT Cushman & Wakefield Indonesia	Indonesia
PT Premas International	Indonesia
Queratie B.V.	Netherlands
REnium Advisors Oy	Finland
SCP Germinal	France
Thalhimer Charleston, LLC	United States
Thalhimer Greenville, LLC	United States
Valuations Services (NSW) Pty Ltd	Australia